                            UAM Funds
                            Funds for the Informed Investor/sm/

FPA Crescent Portfolio
Semi-Annual Report                                            September 30, 1999





[LOGO OF UAM FUNDS]
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UAM FUNDS                                      FPA CRESCENT PORTFOLIO
                                               SEPTEMBER 30, 1999
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                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments....................................................   9
Statement of Assets and Liabilities.........................................  13
Statement of Operations.....................................................  14
Statement of Changes in Net Assets..........................................  15
Financial Highlights........................................................  16
Notes to Financial Statements...............................................  18

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UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------
October 15, 1999

Dear Fellow Shareholders:

Please allow us to remind you in advance of the following letter that we main-tain a consistent, clear investment philosophy. Therefore, as our objectivity may be called into question, we have put forth our best effort to provide you a balanced and reasoned appraisal of today's investment environment. We will not be a participant in today's speculative investment game. This has and may continue to lead to short-term investment underperformance, but it will serve those shareholders well who have a long-term orientation. Speculation loses to a disciplined value philosophy over the long-term.

The stock market is narrower than at any point in time since the early 1970s, and the most speculative. This means that fewer stocks are driving the stock market averages; 10 stocks made up 97% of the S&P 500's nine month return! Un-fortunately, those stocks are, on average, not our own. It seems that the only companies whose stock prices have performed well the last couple of years have been growth companies especially those companies with significant revenue growth as earnings are of secondary importance. The faster a company is grow-ing, the better. Valuation is not relevant. If you own good, growing busi-nesses at reasonable prices, but your companies are not growing at warp speed, you are not doing very well in this environment. Worse, the smaller the value company you own, the poorer the performance. Investors just do not care about small/mid-cap value companies today. To highlight that difference, the Leu-thold Group of Minneapolis points out that through August, the year-to-date performance differential between small-cap growth and small-cap value is 36.9 percentage points--the biggest spread since they began collecting this data in 1985.

The speculation in this market can be measured a number of ways. Valuation levels are at highs. Not only are price/earnings ratios high, but those compa-nies that do not have earnings, but do have extraordinary revenue growth, e.g., Internet companies, are trading at ridiculous levels as a multiple of revenues. Another statistic that validates today's rampant speculation is the percentage of shares on the New York Stock Exchange that changes hands each year. By year-end 1999, if present trends continue, more than 80% of the shares on the NYSE will have changed hands, slightly more than in 1998. This stands in stark contrast to 1990 when share turnover was just over 40% and to 1970 when it was not even 20%. (Source: Business Week).

We would like to re-emphasize the point that our companies are growing. The year-over-year earnings growth of our portfolio (1999's First Call consensus estimate versus 1998's actual) is 12.3%. This number is biased downward by companies in the early stages of a "turn around," and upwards by companies in the latter stage.

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UAM FUNDS                                                FPA CRESCENT PORTFOLIO
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As a contrarian investor, we seek growing businesses that have stumbled--that is our opportunity. However, all of our companies do not "turn" at the same time. There is a seasoning process. Our portfolio appears to be somewhat less seasoned than it has in the past. We believe that our portfolio of companies has growth prospects at least in line with other stock indexes, and yet, our portfolio trades at less than half the price (please refer to the table be-low). The important thing to consider in an environment where the stock prices of companies you own are not reflective of their business fundamentals is whether or not the company is growing, increasing shareholder value. As long as this is the case, we will make money. Even if we are right on the business, that does not mean that a company's valuation and its business fundamentals will move commensurately.

Our portfolio now has a price/earnings ratio of 12.0x, more than 50% cheaper than the Russell 2000 and Russell 2500, and 57% cheaper than the S&P 500. For additional comparisons between our portfolio and the indexes, please see be-low.

                                                                       Lehman
Ratios                                                 Russell S&P      Bros.
(Weighted Average)                          Crescent    2500   500   Gov't/Corp.
------------------                          ---------  ------- ----  -----------
Stocks
Price/Earnings 1999 est. ..................      12.0x  24.7x  28.0x     --
Price/Earnings 2000 est. ..................      10.0x  17.3x  22.4x     --
Price/Book.................................       1.5x   2.4x   4.9x     --
Dividend Yield.............................       1.9%   1.5%   1.3%     --
Bonds
Duration................................... 3.2 years    --     --    5.4 years
Maturity................................... 4.8 years    --     --    9.9 years
Yield......................................     12.2%    --     --         6.5%

In our opinion, it appears that the only way the type of companies that we own will get recognized by the stock market is in a private market value transac-tion i.e., a takeover or leveraged buyout. An example of this would be Securitas' acquisitions of our stake in Pinkerton's, Inc. when it was pur-chased at $29 per share earlier this year, 70% greater than where it had been trading the day before the announcement that it was being purchased. Acquisi-tions, mergers, and buyouts are potential catalysts for better relative per-formance of small- and mid-cap value portfolios. In the last twelve months there were 800 such private transactions, up from 450 three years ago. (Source: Business Week).

We lament the injustice of the environment, and yet have no control over it. We can change the way we invest, or we can maintain the consistency of style that has prevailed for so many years. The latter is our obvious choice. We will continue to

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UAM FUNDS                                                FPA CRESCENT PORTFOLIO
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own companies like National R.V. Holdings, Inc. This company, in our opinion, is the best manufacturer of recreational vehicles--with the greatest sales growth, earnings growth, highest quality product, and highest margins. We first started buying the stock at $8.56 in 1996. We had sold a good portion of our position in 1998 after it increased 173% (average purchase price vs. aver-age sale price). National's stock price closed at $25.75 at the end of 1998.
At that time, analysts expected the company to earn an estimated $2.40 per share in 1999. Such a company with three-year compounded growth in revenues and earnings in excess of 50%, a three-year average return on equity of 30% and no debt is trading at only 10.8x? We reasonably thought this was a good value. Since then, the company has reported two bang-up quarters and is due to report a third, and analysts have increased their earnings estimates to $2.79, 16% greater than the original $2.40 estimate, and 32% better than 1998's $2.11 per share. This stock, of course, was a huge winner for us. Wrong! You cer-tainly would think so; instead, as an example of investors ignoring small-caps, the stock ended the third quarter at $19.75, down 23% year-to-date!
Maybe the depressed valuation is explained by some forecasting a slowdown for the RV industry. We do not see this happening in 2000. As baby boomers age, they enter their prime RV buying years, 45-65. The growth in this segment of our population is estimated at around 3x the national average. We continue to hold National with its extremely low price/earnings ratio of 7.1x 1999's earn-ings, and have, in fact, added to our position at the current price.

Although we wrote of Midas, Inc. in our last shareholder letter, its stock de-clined 27% in the third quarter and, given our large position, we thought it deserved another visit. We originally purchased Midas in early 1998 in the $16-18 range and watched it increase to $35 early this year. We began selling our position in the low $30's, but never felt the stock became so expensive as to warrant liquidating our position. We think that Midas' stock decline can, in part, be attributed to the challenging environment in the exhaust (i.e., mufflers) industry. Exhaust is a declining business, experiencing mid-single digit declines the last few years, but currently is feeling the pain of mid-double digit declines this year. This can be attributed to: unseasonably warm winters in the two prior years (salt on the roads corrodes mufflers); a good economy, where more used cars are being scrapped for new purchases; and im-provements in technology, i.e., mufflers are now made of more durable stain-less steel. We knew that Midas' exhaust business (37% of sales) was declining, but felt new services and better advertising would offset the rate at which it had been declining. We still feel that this will be the case, albeit somewhat slower than we anticipated. Midas maintains its leading position in auto serv-ices with 2,100 stores in North America. Midas franchises all but a very few stores, leaving the large capital investment requirement to the franchisees. This leaves them:

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  . $65 million in advertising power, the ability to sell additional serv-
    ices through their existing dealer network;

  . a store base that should be completely updated with new signage and paint by early 2000, the opportunity to grow their store base;

  . the ability to increase the sale of product to their dealers (currently only 65% of dealer sales, when in the past it had been in the high 80% range);

  . hidden value in real estate that they have controlled for years, a more streamlined distribution system (18 distribution centers to 8-10); and

  . a more streamlined manufacturing system, the opportunity to broaden their distribution capabilities by selling to third-party customers.

We expect Midas will earn $2.28 per share in 1999, 13% better than 1998's earnings, and the stock at $20.63 trades at only 9.0x those earnings. We be-lieve this to be an incredibly low price. Apparently, the chairman agrees; he purchased stock in March through an option exercise invested around $2.5 mil-lion at prices more than 50% greater than the current stock price. We like to see management put their money where their mouth is. We can write about this until we get carpal tunnel, but others need to see what we see. Like many other small companies today, Midas is being ignored. Only two small regional brokerage firms follow Midas, but we would expect in the coming year that oth-er, national firms will pick up coverage.

Complaining of the injustice of it all will not do us any good, but investing is in fact different in today's environment--different than at any point in time that I have seen it in my fourteen years of investment experience. Today, a dollar of revenues is worth more than a dollar of earnings. Internet compa-nies lose money on average, and yet command ridiculously huge valuations pred-icated on what the margins on their future revenues might be. One must push a pencil very hard to come up with a scenario where these stocks are even fairly valued. eToys, Inc., as an example, is estimated to have somewhere around $125 million in revenues in 1999 and their market valuation is almost $8.5 billion. If eToys has 10% of the toy market five years from now (unlikely) and a 6% op-erating margin (maybe?), then the company would earn $0.90 per share five years from now. With its stock price trading at $82, the price/earnings multi-ple would be 90x--five years hence! I had a conversation with the CEO of an Internet company that is expecting to have an initial public offering in the beginning of 2000. This CEO pointed out that they are losing $7-8 million per month as they are deliberately pricing their product to lose money, because they know that investors want to see the sales potential. The CEO believes that they have a few years to figure out how to get profits. We do not trivi-alize the

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UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------
Internet, we are just not willing to pay ridiculous prices for businesses. As we discussed in our last letter, our investment in Consolidated Stores, Inc., which owns Kay Bee Toys and 80% of KBkids.com, provides us with a dramatically cheaper way to be invested in the Internet. We believe that future relative performance of Consolidated Stores and eToys will prove our point. As we stated earlier, we will not participate in today's speculative investment game. This does not mean that our portfolio cannot be invested in today's dy-namic cyber environment. We can. Our investments, though, will be thoughtful and reasonably priced, as in the case of Consolidated Stores.

This is an environment where even companies that have a great historic growth record can sustain high price/earnings ratios in the face of poor recent re-sults. How much would you pay for a company whose earnings look like this?

                                                                     % Change in
                                                                EPS      EPS
                                                               ----- -----------
1996.......................................................... $1.43    +21%
1997.......................................................... $1.49     +4%
1998.......................................................... $1.41     -5%
1999 estimated................................................ $1.30     -8%

Whatever your answer may be, it probably was not 37x 1999's estimated earn-ings, but that is where Coca Cola, Inc., whose earnings history you see above, is currently trading. We will continue to invest in a portfolio of low price- /earnings ratio companies that are indeed growing, rather than the large-cap high p/e "growth" brands or the Internet stocks whose valuations at these lev-els may as well be measured in terms of barometric pressure, since traditional measures have so obviously been discarded.

Our ten largest equity positions represented 37.6% of the portfolio as of the end of 1999's third quarter. Listed below are Crescent's ten largest holdings, excluding short-term investments, as of September 30, 1999.

  Common Stocks
  Consolidated Stores Corporation
  Foremost Corporation of America
  Michaels Stores, Inc.
  Midas, Inc.
  Fritz Companies, Inc.
  Storage Technology Corporation
  AMERCO


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  Bonds & Notes
  Centertrust Retail Properties, 7.50% Convertible Notes, due 1/15/01 U.S. Treasury Inflation-Indexed Notes, 3.375%, due 1/15/07
  Michaels Stores, Inc. 6.75% Convertible Notes, due 1/15/03

Crescent had the following net asset composition at September 30, 1999.

Common Stocks, Long......................................................  63.7%
Common Stocks, Short.....................................................  -0.3%
Preferred Stocks.........................................................   5.0%
Bonds & Notes............................................................  25.9%
Accrued Income...........................................................   0.6%
Cash & Other.............................................................   5.1%
                                                                          ------
  Total.................................................................. 100.0%
                                                                          ======

At the end of the day, all an investor cares about is how much money he or she made. That is all we care about, too. However, there can be extended periods of time when one style of investing outperforms another. For the last five years, large companies have outperformed small and medium-sized ones. For the last couple of years, growth has beaten value. We intend to stick with our in-vestment philosophy and apply it consistently, over time and across many dif-ferent markets. If we could predict when Internet stocks would soar, when biotech stocks would fall, when temporary staffing companies would be dead money, then we would be otherwise engaged. Without a crystal ball guiding us, we feel that we have no alternative but to stick with what we know and what has worked so well in the past. Therefore, we will continue to buy small and medium-sized businesses that have solid growth prospects, good returns on cap-ital, shareholder-oriented management, and trade at a reasonable valuation.

Meanwhile, our market outlook remains cautious. Interest rates have been in-creasing and the 30-year Treasury is at its highest level since November 1997. Consumer debt has been growing much faster than GDP and has been helping fuel the economy.

Respectfully,

Steven Romick
Portfolio Manager,
FPA Crescent Portfolio

                                       6
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Institutional Class

                                                   Balanced
                                         FPA       Benchmark   Lehman
                                      Crescent    60% Russell Brothers
                                    Institutional 2500/40% LB  Gov't/   Russell
Time Period                             Class     Gov't/Corp  Corporate  2500
-----------                         ------------- ----------- --------- -------
Period Ended September 30, 1999
  Third Quarter....................     -9.3%        -3.6%       0.5%    -6.4%
  Year-To-Date.....................     -3.2%         1.5%      -1.7%     3.7%
Year Ended December 31,
  1998.............................      2.8%         4.0%       9.5%     0.4%
  1997.............................     22.0%        18.5%       9.8%    24.4%
  1996.............................     22.9%        12.6%       2.9%    19.0%
  1995.............................     26.0%        26.7%      19.2%    31.7%
  1994.............................      4.3%        -2.0%      -3.5%    -1.1%
From Inception 6/2/93*.............     12.8%        10.6%       6.3%    13.4%

Institutional Service Class
                                                   Balanced
                                         FPA       Benchmark   Lehman
                                      Crescent    60% Russell Brothers
                                    Institutional 2500/40% LB  Gov't/   Russell
Time Period                         Service Class Gov't/Corp  Corporate  2500
-----------                         ------------- ----------- --------- -------
Period Ended September 30, 1999
  Third Quarter....................     -9.5%        -3.6%       0.5%    -6.4%
  Year-To-Date.....................     -3.6%         1.5%      -1.7%     3.7%
Year Ended December 31, 1998.......      2.5%         4.0%       9.5%     0.4%
From Inception 1/24/97* ...........      6.7%         8.0%       6.4%     9.1%

* Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Brothers Government/Corporate Indexes begins 6/1/93 for the Institutional Class and 2/1/97 for the Institutional Service Class. The total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such fees waived and expenses assumed, the total return would be lower.

 The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. The Portfolio's performance assumes the reinvestment of all dividends and distributions. There are no assurances that the Portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 The Portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by indi-
                               vidual investors.

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                     Definition of the Comparative Indices

Lehman Brothers Government/Corporate Index is an unmanaged fixed income market value-weighted index that combines the Lehman Brothers Government and Corpo-rate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB by S&P or Baa by Moody's) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. government issues and $25 million for others.


Russell 2500 and Russell 2000 Indices are unmanaged indices composed of the 2,500 and 2,000 smallest stocks, respectively, in the Russell 3000, an index composed of the 3,000 largest U.S. publicly traded companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Balanced Benchmark is a hypothetical combination of unmanaged indices, re-flecting the Portfolio's neutral mix of 60% stocks and 40% bonds (60% Russell 2500 Index/40% Lehman Brothers Government/Corporate Index).

The S&P 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks, and 20 transportation stocks.
   The comparative indices assume reinvestment of dividends and, unlike the Portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.
      Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                            FPA CRESCENT PORTFOLIO
                                     SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 63.7%
                                                          Shares      Value+
                                                        ---------- ------------

 AUTOMOTIVE - 4.0%
  ++Midas, Inc.........................................    237,000 $  4,888,125
                                                                   ------------

 BANKS - 0.5%
  *PBOC Holdings, Inc..................................     75,000      609,375
                                                                   ------------

 BEVERAGES, FOOD & TOBACCO - 1.0%
  Schweitzer-Mauduit International, Inc................     97,700    1,263,994
                                                                   ------------

 CONSUMER DURABLES - 1.0%
  Tupperware Corporation...............................     60,000    1,215,000
                                                                   ------------

 CONSUMER STAPLES - 0.5%
  *Day Runner, Inc.....................................     65,400      547,725
                                                                   ------------

 ENERGY - 2.5%
  *Plains Resources, Inc...............................    170,000    3,038,750
                                                                   ------------

 FINANCIAL SERVICES - 2.2%
  Conseco, Inc.........................................    143,000    2,761,688
                                                                   ------------

 INSURANCE - 5.1%
  ++Foremost Corporation of America....................    265,000    6,360,000
                                                                   ------------

 LODGING & RESTAURANTS - 3.4%
  CKE Restaurants, Inc.................................    125,000      906,250
  *IHOP Corp. .........................................    165,000    3,341,250
                                                                   ------------
                                                                      4,247,500
                                                                   ------------

 MANUFACTURING - 3.9%
  Coachmen Industries, Inc. ...........................    138,000    2,121,750
  *National R.V. Holdings, Inc.........................    127,000    2,508,250
  *Recoton Corporation.................................     36,600      247,050
                                                                   ------------
                                                                      4,877,050
                                                                   ------------

 MULTI-INDUSTRY - 3.1%
  *AMERCO..............................................    135,100    3,858,794
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

 COMMON STOCKS - continued
                                                          Shares      Value+
                                                        ---------- ------------

 REAL ESTATE - 9.0%
  Capital Automotive REIT..............................    196,700 $  2,434,162
  Crown American Realty Trust REIT.....................    490,000    3,154,375
  Prime Retail, Inc. REIT..............................    400,000    2,950,000
  Ventas, Inc. REIT....................................    560,000    2,660,000
                                                                   ------------
                                                                     11,198,537
                                                                   ------------

 RETAIL - 13.3%
  *Consolidated Stores Corporation.....................    302,000    6,662,875
  *Good Guys, Inc., The................................    143,000      911,625
  *HomeBase, Inc.......................................    111,000      437,062
  *Michaels Stores, Inc. ..............................    188,000    5,546,000
  *Payless ShoeSource, Inc. ...........................     58,000    2,929,000
                                                                   ------------
                                                                     16,486,562
                                                                   ------------

 SERVICES - 0.2%
  *RemedyTemp, Inc., Class A...........................     18,200      261,625
                                                                   ------------

 TECHNOLOGY - 8.4%
  *Arrow Electronics, Inc..............................    195,000    3,436,875
  ++NCR Corporation....................................     72,000    2,380,500
  *Storage Technology Corporation......................    235,000    4,523,750
                                                                   ------------
                                                                     10,341,125
                                                                   ------------

 TEXTILES & APPAREL - 1.1%
  ++*Reebok International Ltd..........................    130,000    1,389,375
                                                                   ------------

 TRANSPORTATION - 4.5%
  *Fritz Companies, Inc. ..............................    459,900    4,771,462
  Pittston Brink's Group...............................     33,800      783,738
                                                                   ------------
                                                                      5,555,200
                                                                   ------------
  TOTAL COMMON STOCKS (Cost $88,859,471)..........................   78,900,425
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

 PREFERRED STOCKS - 5.0%
                                                                          Shares      Value+
                                                                        ---------- ------------

 FINANCIAL SERVICES - 0.8%
  GPA Group plc 10.00% Cv. ...........................................       9,124 $    949,900
                                                                                   ------------

 REAL ESTATE - 4.2%
  Crown American Realty Trust, 11.00%, 7/31/07, Series A REIT.........      65,000    2,681,250
  Prime Retail, Inc., 8.50%, 12/31/49, Series B Cv. REIT..............     183,000    2,550,562
                                                                                   ------------
                                                                                      5,231,812
                                                                                   ------------
  TOTAL PREFERRED STOCKS (Cost $8,289,835).......................................     6,181,712
                                                                                   ------------


 CORPORATE BONDS - 22.3%
                                                                           Face
                                                                          Amount
                                                                        ----------
 ENTERTAINMENT & LEISURE TIME - 2.1%
  Trump Atlantic City Associates, 11.25%, 5/1/06......................  $3,000,000    2,550,000
                                                                                   ------------

 HEALTH CARE - 1.1%
  NovaCare, Inc., 5.50%, 1/15/00 Cv...................................     900,000      811,125
  #Triad Hospitals Holdings, Inc., 11.00%, 5/15/09....................     525,000      523,687
                                                                                   ------------
                                                                                      1,334,812
                                                                                   ------------

 INDUSTRIAL - 0.4%
  Loewen Group International, Inc., 7.75%, 10/15/01...................   1,000,000      525,000
                                                                                   ------------
 LODGING & RESTAURANTS - 4.0%
  Advantica Restaurant Group, Inc., 11.25%, 1/15/08...................   2,311,057    2,022,175
  CKE Restaurants, Inc., 4.25%, 3/15/04 Cv............................   4,506,000    2,928,900
                                                                                   ------------
                                                                                      4,951,075
                                                                                   ------------

 REAL ESTATE - 4.6%
  Centertrust Retail Properties, Inc., Series A, 7.50%, 1/15/01 Cv. ..   1,520,000    1,413,600
  Centertrust Retail Properties, Inc., Series B, 7.50%, 1/15/01 Cv. ..   4,580,000    4,259,400
                                                                                   ------------
                                                                                      5,673,000
                                                                                   ------------

 RETAIL - 8.0%
  Charming Shoppes, Inc., 7.50%, 7/15/06 Cv. .........................   3,265,000    2,987,475
  #HomeBase, Inc., 5.25%, 11/01/04 Cv. ...............................   3,450,000    2,406,375
  HomeBase, Inc., 5.25%, 11/01/04 Cv. ................................     520,000      362,700
  Michaels Stores, Inc., 6.75%, 1/15/03 Cv. ..........................   4,200,000    4,152,750
                                                                                   ------------
                                                                                      9,909,300
                                                                                   ------------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------

 CORPORATE BONDS - continued

                                                          Face
                                                         Amount       Value+
                                                       ----------- ------------

 TRANSPORTATION - 2.1%
  Canadian Airlines Corp. 10.00%, 05/01/05............ $ 1,500,000 $  1,215,000
  Trans World Airlines, Inc., 11.50%, 12/15/04........   1,800,000    1,449,000
                                                                   ------------
                                                                      2,664,000
                                                                   ------------
  TOTAL CORPORATE BONDS (Cost $31,689,070)........................   27,607,187
                                                                   ------------

 U.S. TREASURY OBLIGATION - 3.6%

  **U.S. Treasury Inflation-Indexed Notes, 3.375%,
   1/15/07 (Cost $4,647,976)..........................   4,734,270    4,519,725
                                                                   ------------

 SHORT-TERM INVESTMENT - 2.2%

 REPURCHASE AGREEMENT - 2.2%
  Chase Securities, Inc., 4.85%, dated 9/30/99, due
   10/1/99, to be repurchased at $2,758,372,
   collateralized by various U.S. Treasury Obligations
   4.94%-5.625%, due 3/30/00-9/30/01, valued at
   $2,758,060 (Cost $2,758,000).......................   2,758,000    2,758,000
                                                                   ------------
  TOTAL INVESTMENTS - 96.8% (Cost $136,244,352) (a)...............  119,967,049
  OTHER ASSETS AND LIABILITIES (NET) - 3.2%.......................    3,946,768
                                                                   ------------
  NET ASSETS - 100%............................................... $123,913,817
                                                                   ============

 SECURITIES SOLD SHORT

                                                         Shares
                                                       -----------
 COMMON STOCKS
  Coca Cola Enterprises, Inc. ........................      12,000 $    270,750
  Sports Authority, Inc., The.........................      35,000      111,563
                                                                   ------------
  (Total Proceeds $593,840)...........................             $    382,313
                                                                   ============

    + See Note A to Financial Statements.
   ++ All, or a portion of these shares, were pledged to cover margin requirements on open short sale transactions.
    * Non-Income Producing Security.
   ** Principal amount indexed to inflation rate.
    # 144A Security; certain conditions for public resale may exist.
REIT Real Estate Investment Trust
  (a) The cost for federal income tax purposes was $136,244,352. At September 30,1999 net unrealized depreciation for all securities (excluding securities sold short) based on tax cost was $16,277,303. This consisted of aggregate gross unrealized appreciation for all securities of $9,042,534 and aggregate gross unrealized depreciation for all securities of $25,319,837.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         FPA CRESCENT PORTFOLIO
                                                  SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 Assets
 Investments, at Cost........................................... $136,244,352
                                                                 ============
 Investments, at Value (Note A)................................. $119,967,049
 Deposits with Brokers for Securities Sold Short (Note A).......    2,476,570
 Dividends and Interest Receivable..............................      768,715
 Receivable for Investments Sold................................    1,617,839
 Receivable for Portfolio Shares Sold...........................       18,403
                                                                 ------------
  Total Assets..................................................  124,848,576
                                                                 ------------
 Liabilities
 Securities Sold Short, at Value (Proceeds $593,840) (Note A)...      382,313
 Dividends Payable on Securities Sold Short (Note A)............        9,487
 Payable for Investments Purchased..............................      241,657
 Payable for Investment Advisory Fees (Note B)..................      104,956
 Payable for Administrative Fees (Note C).......................       48,222
 Payable to Custodian Bank (Note D).............................       31,141
 Payable for Distribution and Service Fees (Note E).............        1,666
 Payable for Trustees' Fees (Note F)............................          777
 Other Liabilities..............................................      114,540
                                                                 ------------
  Total Liabilities.............................................      934,759
                                                                 ------------
 Net Assets..................................................... $123,913,817
                                                                 ============
 Net Assets Consist of:
 Paid in Capital................................................ $134,830,818
 Undistributed Net Investment Income............................    2,272,028
 Accumulated Net Realized Gain..................................    2,876,747
 Unrealized Depreciation........................................  (16,065,776)
                                                                 ------------
 Net Assets..................................................... $123,913,817
                                                                 ============
 Institutional Class Shares
 Net Assets..................................................... $121,406,127
                                                                 ============
 Net Asset Value, Offering and Redemption Price Per Share
  8,837,444 shares outstanding (unlimited authorization, no par
  value)........................................................       $13.74
                                                                       ======
 Institutional Service Class Shares
 Net Assets..................................................... $  2,507,690
                                                                 ============
 Net Asset Value, Offering and Redemption Price Per Share
  183,868 shares outstanding (unlimited authorization, no par
  value)........................................................       $13.64
                                                                       ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         FPA CRESCENT PORTFOLIO
                                                  FOR THE SIX MONTHS ENDED
                                                  SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 Investment Income
 Interest......................................................... $ 2,181,427
 Dividends........................................................   1,276,645
                                                                   -----------
  Total Income....................................................   3,458,072
                                                                   -----------
 Expenses
 Advisory Fees (Note B)...........................................     765,894
 Administration Fees (Note C).....................................     187,421
 Shareholder Servicing Fees.......................................      92,913
 Legal Fees.......................................................      19,589
 Registration and Filing Fees.....................................      26,809
 Reports to Shareholders..........................................      21,761
 Short Sale Dividend Expense (Note A).............................       9,487
 Distribution and Service Fees (Note E)...........................       3,561
 Custodian Fees (Note D)..........................................      12,879
 Auditing Fees....................................................       9,226
 Trustees' Fees (Note F)..........................................       2,252
 Miscellaneous....................................................      29,025
                                                                   -----------
  Total Expenses..................................................   1,180,817
 Expense Offset (Note A)..........................................        (550)
                                                                   -----------
  Net Expenses....................................................   1,180,267
                                                                   -----------
 Net Investment Income............................................   2,277,805
                                                                   -----------
 Net Realized Gain on:
  Investments.....................................................   2,795,570
  Securities Sold Short...........................................      23,160
  Written Options.................................................      58,478
                                                                   -----------
 Net Realized Gain on Investments, Securities Sold Short and
  Written Options.................................................   2,877,208
                                                                   -----------
 Net Change in Unrealized Appreciation/Depreciation on:
  Investments.....................................................  (7,240,792)
  Securities Sold Short...........................................     302,979
                                                                   -----------
 Net Change in Unrealized Appreciation/Depreciation...............  (6,937,813)
                                                                   -----------
 Net Loss on Investments, Securities Sold Short and Written
  Options.........................................................  (4,060,605)
                                                                   -----------
 Net Decrease in Net Assets Resulting from Operations............. $(1,782,800)
                                                                   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
                                                  Six Months Ended
                                                   September 30,    Year Ended
                                                        1999        March 31,
                                                    (Unaudited)        1999
                                                  ---------------- ------------
 Increase (Decrease) in Net Assets
 Operations:
  Net Investment Income.........................    $  2,277,805   $  9,219,488
  Net Realized Gain.............................       2,877,208      6,191,126
  Net Change in Appreciation/Depreciation.......      (6,937,813)   (32,673,809)
                                                    ------------   ------------
  Net Decrease in Net Assets Resulting From
   Operations...................................      (1,782,800)   (17,263,195)
                                                    ------------   ------------
 Distributions:
 Net Investment Income:
  Institutional Class...........................        (167,035)    (7,840,653)
  Institutional Service Class...................          (1,132)      (548,502)
 Net Realized Gain:
  Institutional Class...........................      (6,555,505)    (4,842,906)
  Institutional Service Class...................        (125,615)      (338,385)
                                                    ------------   ------------
  Total Distributions...........................      (6,849,287)   (13,570,446)
                                                    ------------   ------------
 Capital Share Transactions: (A)
 Institutional Class:
  Issued........................................      13,113,837    123,273,742
  In Lieu of Cash Distributions.................       6,351,221     12,113,173
  Redeemed......................................     (63,203,851)  (180,683,186)
                                                    ------------   ------------
  Net Decrease from Institutional Class Shares..     (43,738,793)   (45,296,271)
                                                    ------------   ------------
 Institutional Service Class:
  Issued........................................         298,087      4,222,815
  In Lieu of Cash Distributions.................         126,623        886,741
  Redeemed......................................      (1,160,065)   (18,692,482)
                                                    ------------   ------------
  Net Decrease from Institutional Service Class
   Shares.......................................        (735,355)   (13,582,926)
                                                    ------------   ------------
  Net Decrease from Capital Share
   Transactions.................................     (44,474,148)   (58,879,197)
                                                    ------------   ------------
  Total Decrease................................     (53,106,235)   (89,712,838)
 Net Assets:
  Beginning of Period...........................     177,020,052    266,732,890
                                                    ------------   ------------
  End of Period (including undistributed net
   investment income of $2,272,028 and $162,390,
   respectively)................................    $123,913,817   $177,020,052
                                                    ============   ============
 (A) Shares Issued and Redeemed:
 Institutional Class:
  Shares Issued.................................         884,611      7,989,325
  In Lieu of Cash Distributions.................         424,831        805,904
  Shares Redeemed...............................      (4,302,916)   (12,238,189)
                                                    ------------   ------------
  Net Decrease from Institutional Class Shares..      (2,993,474)    (3,442,960)
                                                    ============   ============
 Institutional Service Class:
  Shares Issued.................................          19,909        279,185
  In Lieu of Cash Distributions.................           8,510         59,348
  Shares Redeemed...............................         (77,829)    (1,275,318)
                                                    ------------   ------------
  Net Decrease from Institutional Service Class
   Shares.......................................         (49,410)      (936,785)
                                                    ============   ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                            Institutional Class
                         --------------------------------------------------------------
                            Six Months
                              Ended                 Years Ended March 31,
                          September 30,   ---------------------------------------------
                         1999 (Unaudited)  1999++    1998++    1997     1996     1995
                         ---------------- --------  --------  -------  -------  -------
Net Asset Value,
 Beginning of Period....     $  14.67     $  16.23  $  13.46  $ 12.67  $ 11.23  $ 10.96
                             --------     --------  --------  -------  -------  -------
Income from Investment
 Operations:
 Net Investment Income..         0.26         0.56      0.55     0.31     0.40     0.21
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........        (0.53)       (1.32)     2.88     2.16     2.29     0.77
                             --------     --------  --------  -------  -------  -------
 Total from Investment
  Operations............        (0.27)       (0.76)     3.43     2.47     2.69     0.98
                             --------     --------  --------  -------  -------  -------
Distributions:
 Net Investment Income..        (0.02)       (0.51)    (0.40)   (0.34)   (0.37)   (0.18)
 Net Realized Gain......        (0.64)       (0.29)    (0.26)   (1.34)   (0.88)   (0.53)
                             --------     --------  --------  -------  -------  -------
 Total Distributions....        (0.66)       (0.80)    (0.66)   (1.68)   (1.25)   (0.71)
                             --------     --------  --------  -------  -------  -------
Net Asset Value, End of
 Period.................     $  13.74     $  14.67  $  16.23  $ 13.46  $ 12.67  $ 11.23
                             ========     ========  ========  =======  =======  =======
Total Return............        (2.20)%**   (4.71)%    25.96%   20.61%   24.71%    9.35%
                             ========     ========  ========  =======  =======  =======
Ratios and Supplemental
 Data
Net Assets, End of
 Period (Thousands).....     $121,406     $173,613  $247,833  $65,619  $22,025  $15,990
Ratio of Expenses to
 Average Net Assets.....         1.52%*       1.42%     1.45%    1.60%    1.59%    1.65%
Ratio of Net Investment
 Income to Average Net
 Assets.................         2.97%*       3.67%     3.62%    2.77%    3.35%    2.16%
Portfolio Turnover
 Rate...................            8%**        36%       18%      45%     100%     101%

 * Annualized
** Not Annualized
++ Per share amounts are based on average shares outstanding.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                      Institutional Service Class
                           -----------------------------------------------------
                              Six Months      Years Ended
                                 Ended         March 31,       January 24, 1997+
                             September 30,   ----------------         to
                            1999 (Unaudited) 1999++   1998++    March 31, 1997
                           ----------------- ------   -------  -----------------
Net Asset Value,
 Beginning of Period.....       $14.60       $16.15   $ 13.43       $13.12
                                ------       ------   -------       ------
Income from Investment
 Operations
 Net Investment Income...         0.21         0.54      0.53         0.03
 Net Realized and
  Unrealized Gain (Loss)
  on Investments.........        (0.52)       (1.33)     2.84         0.28
                                ------       ------   -------       ------
 Total from Investment
  Operations.............        (0.31)       (0.79)     3.37         0.31
                                ------       ------   -------       ------
Distributions:
 Net Investment Income...        (0.01)       (0.47)    (0.39)         --
 Net Realized Gain.......        (0.64)       (0.29)    (0.26)         --
                                ------       ------   -------       ------
 Total Distributions.....        (0.65)       (0.76)    (0.65)         --
                                ------       ------   -------       ------
Net Asset Value, End of
 Period..................       $13.64       $14.60   $ 16.15       $13.43
                                ======       ======   =======       ======
Total Return.............        (2.50)%**    (4.92)%   25.55%        2.36%**
                                ======       ======   =======       ======
Ratios and Supplemental
 Data
Net Assets, End of Period
 (Thousands).............       $2,508       $3,407   $18,900       $   32
Ratio of Expenses to
 Average Net Assets......         1.77%*       1.64%     1.73%        1.85%*
Ratio of Net Investment
 Income to Average Net
 Assets..................         2.74%*       3.53%     3.44%        2.56%*
Portfolio Turnover Rate..            8%**        36%       18%          45%**

 * Annualized
** Not Annualized
 + Inception of Institutional Service Class Shares.
++ Per share amounts are based on average shares outstanding.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc., UAM Funds, Inc. II, and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The FPA Crescent Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At Sep-tember 30, 1999, the UAM Funds were comprised of 50 active portfolios. The in-formation presented in the financial statements pertains only to the Portfo-lio. The Portfolio currently offers two separate classes of shares-- Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Service Class shareholders have exclusive voting rights with respect to mat-ters relating to distribution and shareholder servicing of such shares), divi-dend, liquidation and other rights. The objective of the Portfolio is to pro-vide a total return consistent with reasonable investment risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. Security Valuation: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some secuirities traded over-the-counter, the market value is determined by using the aver-age between the last reported bid and last reported offer prices quoted on such day. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from deal-ers, market transactions in comparable securities and various relation-ships between securities in determining value. Securities quoted in for-eign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments with maturity of 60 days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are read-ily available is determined in good faith at fair value following proce-dures approved by the Board of Trustees.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------


    2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. Repurchase Agreements: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to deter-mine the adequacy of the collateral. In the event of default on the obli-gation to repurchase, the Portfolio has the right to liquidate the collat-eral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, real-ization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements.

    4. Distributions to Shareholders: The Portfolio will distribute substan-tially all of its net investment income in June and December. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio's distributions to share-holders may include a return of capital received from the REITs as well as returns of capital attributed to distributions of other income for finan-cial reporting purposes which was not subject to taxation.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    5. Short Sales: The Portfolio may engage in short sales of securities. In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------

  to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is re-placed, the Portfolio is required to pay the lender any dividends or in-terest on securities borrowed which accrue during the period. In order to borrow the security, the Portfolio may also have to pay fees which would decrease the proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin re-quirements, until the short position is closed out.

    The Portfolio also must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Portfolio must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

    The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any fees the Portfolio may be required to pay in connec-tion with the short sale.

    6. Futures and Options Contracts: The Portfolio may use futures and op-tions contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write op-tions on securities it owns or in which it may invest to increase its cur-rent returns.

    The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

    Futures contracts are valued at the quoted daily settlement prices es-tablished by the exchange on which they trade. Exchange traded options are

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------

  valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

    During the six months ended September 30, 1999, the Portfolio partici-pated in writing covered call options. The Portfolio had option activity as follows:

                                                              No. of
                                                             Contracts Premiums
                                                             --------- --------
   Options outstanding at March 31, 1999....................      0    $      0
   Options written during the period........................    215      58,478
   Options closed or exercised during the period............   (215)    (58,478)
                                                               ----    --------
   Options outstanding at September 30, 1999................      0    $      0
                                                               ====    ========

    7. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be di-rectly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. Advisory Services: Under the terms of an investment advisory agreement, First Pacific Advisors, Inc. (the "Adviser"), an indirect wholly-owned subsid-iary of United Asset Management Corporation ("UAM"), provides investment advi-sory services to the Portfolio at a fee calculated at an annual rate of 1.00% of the average daily net assets.

  C. Administration Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing, shareholder servicing and transfer agent serv-ices to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with Chase Global Funds Services Company ("CGFSC"), the Sub Administrator, a corporate affiliate of The Chase Manhattan Bank, DST Systems, Inc., and UAM Service Cen-ter, an affiliate of UAM, to assist in providing certain services to the Port-folio.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------


  Pursuant to the Agreement, the Portfolio pays the Administrator 0.099% per annum of the average daily net assets of the Portfolio, an annual base fee of $113,500, and a fee based on the number of active shareholder accounts.

  For the six months ended September 30, 1999, the Administrator was paid $187,421, of which $59,871 was paid to CGFSC for their services, $35,612 to DST Systems, Inc. for their services, and $54,617 to UAM Service Center for their services.

  Effective November 1, 1999, the UAM Fund's Board of Directors approved a change of the Sub Administrator from CGFSC to SEI Investments.

  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement. At September 30, 1999, the payable to the custodian bank of $15,978 represents the amount due for cash advanced for the settlement of security transactions for the Portfolio.

  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  The Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 0.75% of the net assets of that class of shares, however, the Board has currently limited ag-gregate payments under the Plan to 0.50% per annum of the Service Class Share's net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

  F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each ac-tive portfolio of the UAM Funds.

  G. Purchases and Sales: For the six months ended September 30, 1999, the Portfolio made purchases of $11,348,740 and sales of $52,977,594 of investment securities other than long-term U.S. Government and short-term securities.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------


  H. Other: At September 30, 1999, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each class of shares was as follows:

                                                             No. of        %
                                                          Shareholders Ownership
                                                          ------------ ---------
   Institutional Class Shares............................       1         48%
   Institutional Service Class Shares....................       1         88%

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

Officers and Trustees

Norton H. Reamer                        William H. Park
Trustee, President and Chairman         Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Trustee                                 Secretary


Nancy J. Dunn                           Gary L. French
Trustee                                 Treasurer


Philip D. English                       Robert R. Flaherty
Trustee                                 Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Trustee                                 Assistant Treasurer

James P. Pappas
Trustee

Peter M. Whitman, Jr.
Trustee
--------------------------------------------------------------------------------

UAM Funds
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
First Pacific Advisors, Inc.
11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110
                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.